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                                                                   Exhibit 10.26

                               AMENDMENT AGREEMENT

         This AMENDMENT AGREEMENT, dated as of May 9, 2003 (this "Amendment"), to the Secured Loan Agreement, dated as of May 7, 1997 (the "Secured Loan Agreement"), among FINOVA Capital Corporation, Wilmington Trust Company, not in its individual capacity, except as expressly set forth therein, but solely as owner trustee under the Trust Agreement (as defined below) ("Owner Trustee"), 747 Inc., an Oregon Corporation ("747"), Delford M. Smith, a natural person and King, Christian Inc., a Nevada corporation ("King Christian"), is hereby given by FINOVA CAPITAL CORPORATION, a Delaware corporation (" FINOVA"), WILMINGTON TRUST COMPANY, not in its individual capacity, but solely as Owner Trustee, EVERGREEN INTERNATIONAL AVIATION, INC., an Oregon Corporation ("Aviation"), as assignee of Evergreen Holdings, Inc., an Oregon Corporation (successor to 747 and King Christian) ("Holdings"), and DELFORD M. SMITH.

         WHEREAS, the Secured Loan Agreement, dated May 7, 1997, was entered into among FINOVA, as lender, Wilmington Trust Company, not in its individual capacity, except as expressly set forth therein, but solely as Owner Trustee of the trust created pursuant to the Trust Agreement (as defined below), as borrower, and 747, Delford M. Smith and King Christian, as owner participants

         WHEREAS, a trust (the "1986 Trust") was created pursuant to the Trust Agreement, dated as of February 25, 1986, as amended and restated by the Amended and Restated Trust Agreement, dated as of August 31, 1987, as amended on August 31, 1988, as amended and restated by the Second Amended and Restated Trust Agreement, dated as of September 29, 1995, and as amended as of May 8, 2003, among the Wilmington Trust Company, not in its individual capacity, but as Owner Trustee and 747, King Christian and Delford M. Smith, as beneficiaries (as so amended and restated, the "Trust Agreement").

         WHEREAS, pursuant to Articles of Merger filed on August 11, 1998 with the Secretary of State of the State of Oregon, each of 747 and King Christian were merged with and into Holdings, with Holdings as the surviving corporation.

         WHEREAS, the Assignment, Assumption and Amendment, dated as of July 31, 1998 was entered into among Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee, Delford M. Smith, Holdings, Aviation and FINOVA, whereby Holdings (as successor to 747 and King Christian) assigned all its right, title and interest in, to and under the Secured Loan Agreement, and Aviation assumed all Holdings' obligations thereunder.

         WHEREAS, the Assignment and Assumption Agreement, dated as of July 31, 1998, was entered into between Holdings and Aviation, whereby Holdings assigned all its rights, title and interests in, to and under the Trust Agreement to Aviation, and Aviation assumed all Holdings' obligations thereunder.

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         WHEREAS, Aviation has elected to issue and sell senior second secured notes (the "Notes") pursuant to an indenture (the "Indenture"), to be dated on or about May 16, 2003, among Aviation, Holdings, the subsidiary guarantors listed on the signature page thereof (the "Notes Subsidiary Guarantors"), and Bank One, N.A., as trustee.

         WHEREAS, pursuant to the Indenture which governs the Notes, each of the Notes Subsidiary Guarantors, including the 1986 Trust, will jointly and severally guarantee (the "Notes Guarantee") Aviation's obligations arising under the Indenture and the Notes.

         WHEREAS, Aviation is also entering into the Credit, Guaranty and Security Agreement, to be dated on or about May 16, 2003 (the "Credit Agreement"), by and among Aviation, Holdings, the various Subsidiaries (direct and indirect) of Aviation whose names appear on the signature pages thereto (the "Credit Agreement Subsidiary Guarantors"), the financial institutions which are now or which thereafter become a party thereto ("Lenders") and PNC Bank, N.A., as agent for Lenders.

         WHEREAS, pursuant to the Credit Agreement, each of the Credit Agreement Subsidiary Guarantors, including the 1986 Trust, will unconditionally guarantee (the "Credit Agreement Guarantee") Aviation's obligations arising under the Credit Agreement (the "Advances").

         WHEREAS, as a condition to giving its consent under the Secured Loan Agreement to the participation of the 1986 Trust in the transactions described above, FINOVA has requested that the Secured Loan Agreement be amended to provide that an event of default under either the Indenture and the Notes (a "Notes Event of Default") or the Credit Agreement and the Advances (a "Credit Facility Event of Default") constitute an event of default under the Secured Loan Agreement.

         WHEREAS, the parties hereby desire to amend certain provisions in the Secured Loan Agreement to reflect the agreement of the parties with respect to the contemplated transactions described above.

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:

         Section 1. Amendment of Section 1.2 of the Secured Loan Agreement. The parties hereto agree that Section 1.2 of the Secured Loan Agreement is hereby amended to include the following definitions:

    "Notes Event of Default"                  an Event of Default under the
                                              Indenture, to be dated on or about
                                              May 16, 2003, among Evergreen
                                              International Aviation, Inc.,

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                                              Evergreen Holdings, Inc., the
                                              subsidiary guarantors listed on
                                              the signature page thereof, and
                                              Bank One, N.A., as trustee (as
                                              such event of default is defined
                                              therein).

   "Credit Facility Event of Default"         an Event of Default under the
                                              Credit, Guaranty and Security
                                              Agreement, to be dated on or about
                                              May 16, 2003, by and among
                                              Evergreen International Aviation,
                                              Inc. ("Aviation") and the various
                                              Subsidiaries (direct and indirect)
                                              of Aviation whose names appear on
                                              the signature pages thereto, the
                                              financial institutions which are
                                              now or which thereafter become a
                                              party thereto ("Lenders") and PNC
                                              Bank, N.A., as agent for Lenders
                                              (as such event of default is
                                              defined therein).

         Section 2. Amendment of Section 13.1 of the Secured Loan Agreement. The parties hereto agree that Section 13.1 of the Secured Loan Agreement is hereby amended to include the following sub-sections:

   "(j) A Notes Event of Default shall occur and be continuing."

   "(k) A Credit Facility Event of Default shall occur and be continuing."

         Section 3. Entire Agreement. This Agreement and the other documents attached hereto or incorporated by reference herein constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all other understandings, oral and written, with respect to the subject matter hereof.

         Section 4. Applicable Law. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN NEGOTIATED AND MADE IN, AND SHALL BE GOVERNED AND INTERPRETED UNDER THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE BY RESIDENTS THEREOF TO BE ENTIRELY PERFORMED THEREIN.

         Section 5. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

         Section 6. Limitation of Liability. Notwithstanding anything contained herein to the contrary, it is expressly understood and agreed by the parties hereto that (a)

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this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Owner Trustee is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Trust Estate (as defined in the Trust Agreement) and (c) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Owner Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Owner Trustee under this Agreement or the other related documents.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment
Agreement to the Secured Loan Agreement to be duly executed by their duly authorized officers as of the day and year first above written.

                                          As Lender:

                                          FINOVA CAPITAL CORPORATION


                                          By:   /s/ Myles MacDonald
                                             -----------------------------------
                                             Name:  Myles MacDonald
                                             Title: Senior Vice President


                                          As Borrower:

                                          WILMINGTON TRUST COMPANY, not in its
                                          individual capacity, except as
                                          expressly set forth in Section 9.1 or
                                          10.1 of the Secured Loan Agreement,
                                          but solely as Owner Trustee


                                          By:   /s/ David Vanaskey, Jr.
                                             -----------------------------------
                                             Name:  David A. Vanaskey, Jr.
                                             Title: Vice President


                                          As Owner Participants:


                                          EVERGREEN INTERNATIONAL AVIATION, INC.


                                          By:   /s/ Timothy G. Wahlberg
                                             -----------------------------------
                                             Name:  Timothy G. Wahlberg
                                             Title: President


                                          DELFORD M. SMITH


                                                /s/ Delford M. Smith
                                             -----------------------------------